EXHIBIT 4
                             SARATOGA INTERNATIONAL
                                 HOLDINGS CORP.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           200,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE

Number                                                      Shares

CUSIP 80348W 10 2
SEE REVERSE FOR
CERTAIN DEFINITIONS

This certifies that
is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                      SARATOGA INTERNATIONAL HOLDINGS CORP.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Countersigned

PACIFIC STOCK TRANSFER COMPANY
P.O. Box 93385
Las Vegas, NV  89193

By
Authorized Signature

Dated

/s/ Patrick F. Charles                      /s/ T K Picken
----------------------                      --------------
President                                   Secretary

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations.

TEN COM    -as tenants in common      UNIF GIFT MIN ACT.........Custodian.......
TEN ENT    -as tenants by the entireties                (Cust)          (Minor)
JT TEN     -as joint tenants with the right    Act..............................
            of survivorship and not as                        (State)
            tenants in common

Page E-57

Additional abbreviations may also be used though not in the above list

For value received,                       hereby sell , assign and transfer unto
                   ----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)









of the capital stock of the within Certificate, and do hereby irrevocably constitute and appoint , Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X----------------------------

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND With THE NAME AS WRITTEN UPON THE FACE OF This CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions.)

SIGNATURE GUARANTEED:


                                 TRANSFER WILL APPLY
Page E-58